Exhibit 99.1

Contacts: Paul Arling (UEI) 714.918.9500
Becky Herrick (IR Agency) 415.433.3777

UNIVERSAL ELECTRONICS REPORTS
FIRST QUARTER 2017 FINANCIAL RESULTS
- Increases Q1’17 net sales by 7% and EPS by 30% over Q1’16 -
- Expands lineup of connected home control products with acquisition of RCS Technologies -
SANTA ANA, CA – May 4, 2017 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three months ended March 31, 2017.

Paul Arling, UEI's Chairman and CEO stated, “2017 is off to a strong start. The continued rollout of advanced remote control technologies and the proliferation of connected devices supported continued strength in our subscription broadcasting, consumer electronics OEM and wireless home security businesses. With our broad portfolio of innovative home control solutions, we have continued to deepen existing customer relationships while also adding new ones - in both existing and new markets. As we announced this morning, we acquired RCS Technology and its portfolio of energy management and control products. This transaction builds on our existing business in the smart home, enables us to provide our customers with additional connected home capabilities and expands new customer acquisition opportunities in the residential, commercial and hospitality markets.”
Financial Results for the Three Months Ended March 31: 2017 Compared to 2016

•	GAAP net sales were $161.4 million, compared to $150.7 million; Adjusted Non-GAAP net sales were $162.3 million, compared to $151.5 million.

•	GAAP gross margins were 25.4%, compared to 25.0%; Adjusted Non-GAAP gross margins were 26.7%, compared to 25.6%.

•	GAAP operating loss was $0.4 million, compared to operating income of $3.0 million; Adjusted Non-GAAP operating income was $11.8 million, compared to $9.4 million.

•
GAAP net income was $0.1 million, or $0.01 per diluted share, compared to $2.7 million or $0.19 per diluted share; Adjusted Non-GAAP net income was $9.5 million, or $0.65 per diluted share, compared to $7.3 million, or $0.50 per diluted share.

•	At March 31, 2017, cash and cash equivalents were $62.7 million, compared to $50.6 million at December 31, 2016.

Financial Outlook

Bryan Hackworth, UEI’s CFO, stated: “Advanced home entertainment platforms are becoming the new standard for subscription broadcasters and consumer electronics companies around the world. Over the next several quarters, a significant number of our customers will be rolling out new higher-end platforms. As a result, we may, on occasion, experience greater variability in our quarterly sales growth rates as certain customers deplete their inventory stock prior to their respective product launches. However, our annual growth rates will continue to reflect the economic benefit of this industry transition and the continuing strong demand for our products and services. Based on this, and the forecasted growth in the industries we serve, we are reaffirming our long-term financial outlook. We expect average annual sales growth of 5% to 10% and average earnings per share growth of 10% to 20%.”

For the second quarter of 2017, the company expects GAAP net sales to range between $171 million and $179 million, compared to $171 million in the second quarter of 2016. GAAP earnings per diluted share for the second quarter of 2017 is expected to range from $0.31 to $0.41, compared to GAAP earnings per diluted share of $0.45 in the second quarter of 2016. In the second quarter of 2017, the company expects to record between $0.8 million and $1.0 million of severance payments associated with the closure of its southern China factory.
For the second quarter of 2017, the company expects Adjusted Non-GAAP net sales to range between $172 million and $180 million, compared to $172.2 million in the second quarter of 2016. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.72 to $0.82, compared to Adjusted Non-GAAP earnings per diluted share of $0.77 in the second quarter of 2016. The second quarter Adjusted Non-GAAP earnings per diluted share estimate excludes $0.41 per share related to stock-based compensation, amortization of acquired intangibles, factory inefficiencies at an underutilized factory, severance related to the consolidation of manufacturing facilities, changes in contingent consideration relating to the acquisition of Ecolink Intelligent Technology, Inc. and the related tax impact of these adjustments.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, May 4, 2017 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its first quarter 2017 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414, and for international calls dial 315-625-3071 approximately 10 minutes prior to the start of the conference. The conference ID is 9329232. The conference call will also be broadcast live at www.uei.com where it will be available for replay for one year. In addition, a replay will be available via telephone for two business days beginning two hours after the call. To listen to the replay, in the U.S. please dial 855-859-2056, and internationally dial 404-537-3406. The access code is 9329232.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI, for budget planning purposes, and for making operational and financial decisions and believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends.  Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding stock-based compensation expense, cost of goods sold and depreciation expense related to the increase in inventories and fixed assets from cost to fair market value resulting from acquisitions, and excess manufacturing overhead. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding amortization of intangibles acquired, stock-based compensation expense, employee related restructuring costs, litigation settlement costs, and changes in contingent consideration related to the acquisition of the net assets of Ecolink Intelligent Technology, Inc. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items and the related tax effects. Adjusted Non-GAAP diluted earnings per share attributable to Universal Electronics Inc. is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. is the worldwide leader in universal control and sensing technologies for the smart home. For more information, please visit www.uei.com/about.
Note on Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K and the periodic reports filed thereafter. Risks that could affect forward-looking statements in this press release include changes in market conditions; the continued adoption of our advanced control technologies by our customers as anticipated by management, the convergence of smart home devices and technologies as anticipated by management, the introduction and acceptance of next-generation home entertainment platforms as expected by management, the pace of the economy; competitive conditions in the industries we serve, including the smart home and residential and commercial security industries; and relationships with our customers and our ability to attract new customers, our ability to successfully and profitably transition our manufacturing operations, and our continued ability to maintain and/or improve our margins and cost effective operations. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of May 4, 2017. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	March 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$62,654	$50,611
Restricted cash	—	4,623
Accounts receivable, net	129,231	124,592
Inventories, net	131,535	129,879
Prepaid expenses and other current assets	8,350	7,439
Income tax receivable	2,774	1,054
Deferred income taxes	—	5,960
Total current assets	334,544	324,158
Property, plant, and equipment, net	106,738	105,351
Goodwill	43,048	43,052
Intangible assets, net	27,335	28,549
Deferred income taxes	17,706	10,430
Long-term restricted cash	4,643	4,600
Other assets	4,872	4,896
Total assets	$538,886	$521,036
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$93,259	$97,157
Line of credit	88,000	49,987
Accrued compensation	31,876	35,580
Accrued sales discounts, rebates and royalties	7,195	8,358
Accrued income taxes	—	375
Other accrued expenses	20,315	24,410
Total current liabilities	240,645	215,867
Long-term liabilities:
Long-term contingent consideration	8,600	10,500
Deferred income taxes	6,325	7,060
Income tax payable	791	791
Other long-term liabilities	6,255	6,308
Total liabilities	262,616	240,526
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 23,614,604 and 23,575,340 shares issued on March 31, 2017 and December 31, 2016, respectively	236	236
Paid-in capital	254,619	250,481
Treasury stock, at cost, 9,207,707 and 9,022,587 shares on March 31, 2017 and December 31, 2016, respectively	(234,369)	(222,980)
Accumulated other comprehensive income (loss)	(21,438)	(22,821)
Retained earnings	277,222	275,594
Total stockholders’ equity	276,270	280,510
Total liabilities and stockholders’ equity	$538,886	$521,036

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Net sales	$161,406	$150,658
Cost of sales	120,372	113,011
Gross profit	41,034	37,647
Research and development expenses	5,498	5,186
Factory transition restructuring charges	5,250	1,433
Selling, general and administrative expenses	30,651	27,987
Operating income (loss)	(365)	3,041
Interest income (expense), net	(393)	(267)
Other income (expense), net	583	720
Income (loss) before income tax provision (benefit)	(175)	3,494
Income tax provision (benefit)	(294)	751
Net income	119	2,743
Net income attributable to noncontrolling interest	—	22
Net income attributable to Universal Electronics Inc.	$119	$2,721

Earnings per share attributable to Universal Electronics Inc.:
Basic	$0.01	$0.19
Diluted	$0.01	$0.19
Shares used in computing earnings per share:
Basic	14,449	14,373
Diluted	14,717	14,637

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Cash provided by (used for) operating activities:
Net income	$119	$2,743
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	7,645	5,929
Provision for doubtful accounts	23	(40)
Provision for inventory write-downs	659	756
Deferred income taxes	(496)	(407)
Tax benefit from exercise of stock options and vested restricted stock	—	616
Excess tax benefit from stock-based compensation	—	(668)
Shares issued for employee benefit plan	346	345
Employee and director stock-based compensation	2,623	2,493
Performance-based common stock warrants	932	866
Changes in operating assets and liabilities:
Restricted cash	4,623	—
Accounts receivable	(3,689)	12,255
Inventories	(1,564)	5,095
Prepaid expenses and other assets	(905)	(1,604)
Accounts payable and accrued expenses	(16,182)	(22,900)
Accrued income taxes	(2,064)	(2,338)
Net cash provided by (used for) operating activities	(7,930)	3,141
Cash used for investing activities:
Acquisition of property, plant, and equipment	(6,460)	(7,480)
Acquisition of intangible assets	(410)	(564)
Net cash used for investing activities	(6,870)	(8,044)
Cash provided by (used for) financing activities:
Borrowings under line of credit	53,000	42,987
Repayments on line of credit	(14,987)	(35,000)
Proceeds from stock options exercised	237	1,935
Treasury stock purchased	(11,389)	(1,724)
Excess tax benefit from stock-based compensation	—	668
Net cash provided by (used for) financing activities	26,861	8,866
Effect of exchange rate changes on cash	(18)	(852)
Net increase (decrease) in cash and cash equivalents	12,043	3,111
Cash and cash equivalents at beginning of year	50,611	52,966
Cash and cash equivalents at end of period	$62,654	$56,077

Supplemental cash flow information:
Income taxes paid	$2,925	$2,933
Interest paid	$414	$302

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Net sales:
Net sales - GAAP	$161,406	$150,658
Stock-based compensation for performance-based warrants	932	866
Adjusted Non-GAAP net sales	$162,338	$151,524

Cost of sales:
Cost of sales - GAAP	$120,372	$113,011
Depreciation of acquired fixed assets (1)	(258)	(259)
Fair value adjustments to acquired inventories (2)	—	(72)
Stock-based compensation expense	(15)	(14)
Excess manufacturing overhead (3)	(1,181)	—
Adjusted Non-GAAP cost of sales	118,918	112,666
Adjusted Non-GAAP gross profit	$43,420	$38,858

Gross margin:
Gross margin - GAAP	25.4%	25.0%
Stock-based compensation for performance-based warrants	0.4%	0.4%
Depreciation of acquired fixed assets (1)	0.2%	0.2%
Fair value adjustments to acquired inventories (2)	—%	0.0%
Stock-based compensation expense	0.0%	0.0%
Excess manufacturing overhead (3)	0.7%	—%
Adjusted Non-GAAP gross margin	26.7%	25.6%

Operating expenses:
Operating expenses - GAAP	$41,399	$34,606
Amortization of acquired intangible assets	(1,268)	(1,228)
Stock-based compensation expense	(2,608)	(2,479)
Employee related restructuring costs	(5,359)	(1,433)
Litigation settlement costs	—	(12)
Change in contingent consideration	(500)	33
Adjusted Non-GAAP operating expenses	$31,664	$29,487

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Operating income (loss):
Operating income (loss) - GAAP	$(365)	$3,041
Stock-based compensation for performance-based warrants	932	866
Depreciation of acquired fixed assets (1)	258	259
Fair value adjustments to acquired inventories (2)	—	72
Excess manufacturing overhead (3)	1,181	—
Amortization of acquired intangible assets	1,268	1,228
Stock-based compensation expense	2,623	2,493
Employee related restructuring costs	5,359	1,433
Litigation settlement costs	—	12
Change in contingent consideration	500	(33)
Adjusted Non-GAAP operating income (loss)	$11,756	$9,371

Adjusted Non-GAAP operating income (loss) as a percentage of net sales	7.2%	6.2%

Net income attributable to Universal Electronics Inc.:
Net income attributable to Universal Electronics Inc. - GAAP	$119	$2,721
Stock-based compensation for performance-based warrants	932	866
Depreciation of acquired fixed assets (1)	258	259
Fair value adjustments to acquired inventories (2)	—	72
Excess manufacturing overhead (3)	1,181	—
Amortization of acquired intangible assets	1,268	1,228
Stock-based compensation expense	2,623	2,493
Employee related restructuring costs	5,359	1,433
Litigation settlement costs	—	12
Change in contingent consideration	500	(33)
Income tax provision on adjustments	(2,710)	(1,775)
Adjustments attributable to noncontrolling interest	—	(10)
Adjusted Non-GAAP net income attributable to Universal Electronics Inc.	$9,530	$7,266

Diluted earnings per share attributable to Universal Electronics Inc.:
Diluted earnings per share attributable to Universal Electronics Inc. - GAAP	$0.01	$0.19
Total adjustments	$0.64	$0.31
Adjusted Non-GAAP diluted earnings per share attributable to Universal Electronics Inc.	$0.65	$0.50

(1)	Depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.

(2)	Effect of fair value adjustments to inventories acquired as a part of the Ecolink Intelligent Technology, Inc. business combination and sold through during the period.

(3)	Excess manufacturing overhead incurred resulting from the transition of manufacturing activities from our Guangzhou factory to our other three China factories.

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